LEASE

         This Lease is entered into and made as of the 28th day of April, 2000 by and between Michael A. and Diane L. Edwards (hereinafter together referred to as "Landlord"), and Adept Technology, INC., a(n) California corporation
(hereinafter referred to as "Tenant"), who, in consideration of the mutual covenants and agreements set forth below, mutually covenant and agree as follows:

         1. Lease of Premises. In consideration of the rents and covenants hereinafter set forth, Landlord hereby leases to Tenant, and Tenant hereby accepts and leases from Landlord, the real property commonly known as 2575 N. Dragoon, Tucson, Arizona 85745 together with all improvements thereon (collectively, "Premises"), which are legally described on Exhibit A attached hereto and made a part hereof.

         2. Term.  The term of this Lease ("Term") shall be for a period of five
(5) years commencing April 28, 2000 and expiring April 28, 2005 unless sooner terminated as provided herein. Upon the termination or sooner expiration of the Term, all improvements to the Premises made by Tenant during the Term shall become Landlord's property. At any time up until 90 days prior to the expiration of this Lease, the Landlord grants to Tenant one option to extend the Lease Term for one period of five (5) years upon terms to be negotiated at the time of the option request from the Tenant.

         3. Rent. Tenant shall pay to Landlord at the office of Landlord, or to such other person or at such other place as Landlord may from time to time direct in writing, in lawful money of the United States of America, an annual rental ("Base Rent") of One Hundred Thirty Six Thousand Nine Hundred Twenty Dollars ($136,920) payable in equal monthly installments ("Monthly Base Rent") of Eleven Thousand Four Hundred Ten Dollars ($11,410) in advance on or before the first day of each and every calendar month of the term of this Lease. If the Term of this Lease commences on a day other than the first day of a calendar month, or ends on a day other than the last day of a calendar month, then the Monthly Base Rent for such fractional month shall be prorated on the basis of a 365-day year. If default shall be made in the due and punctual payment of an installment of rent, the amount of the installment due and payable shall bear interest at the rate of eighteen percent (18%) per annum from the due date until paid.


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         4. Rent Adjustment. For the lease period of April 28, 2000 to April 28,
2005, there shall be no annual rent adjustment made.

         5. Condition of Premises. Tenant's entry and possession of all or any part of the Premises shall be conclusive evidence as against Tenant that the Premises are in good order and satisfactory condition when Tenant took possession thereof. No promise of Landlord or its agents to alter, remodel or improve the Premises or any improvements on or comprising the same, and no representation respecting the condition of the Premises or the improvements on or comprising the same, have been made by Landlord or its agents to Tenant, and Tenant accepts the same "as is".

         6. Use. Tenant shall use and occupy the Premises for the purpose of the engineering, design, and fabrication of equipment only and for no other purpose whatsoever. Tenant shall not allow the Premises or the equipment contained therein to be used for any purpose which may materially increase the rate of insurance thereon. Tenant shall not permit any transfer by operation of law or otherwise of its interest in the Premises acquired through this Lease, and will not permit the Premises to be used for any unlawful purpose, or for any purpose which may injure the reputation of the Premises or increase the fire hazard of the same or disturb other tenants or members of the neighborhood. Tenant shall not allow any signs, cards or placards to be posted or placed on the Premises or permit any alteration of or addition to any part thereof, without the prior written consent of Landlord first had.

         7. Alterations, Mechanics' Lien. Tenant may not perform any alterations to or for the benefit of the Premises or any part thereof without the prior written consent of Landlord first had which will not be unreasonably withheld. Landlord's consent to any such alterations shall be conditioned upon such requirements as Landlord deems appropriate including, without limitation, the submission of detailed plans and specifications therefor and to require Tenant to furnish to Landlord satisfactory security for the payment of all costs to be incurred in connection with any such alterations. Furthermore, Tenant shall furnish Landlord with contractors' affidavits and full and final waivers of lien covering all labor and materials expended and used in connection with any such alterations. Tenant shall not permit any mechanic's lien or liens to be placed upon the Premises thereon during the Term hereof, and in the event of the filing of such lien, Tenant shall promptly pay and remove the same. If default in the payment and release of such lien shall continue for ten (10) days after written notice thereof from Landlord to Tenant, Landlord

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shall have the right and  privilege at  Landlord's  option of paying the same or any portion thereof without inquiry as to the validity thereof, and any amounts so paid, including expenses and interest, shall be additional rent hereunder due from Tenant to Landlord and shall be repaid to Landlord immediately on rendition of a statement therefor.

         8. Indemnity. Tenant covenants and agrees that it will indemnify, protect, defend and hold Landlord harmless against and from any penalty or damages or charges imposed for any violation of any laws or ordinances, whether occasioned by the act or neglect of Tenant or those holding under Tenant, and that Tenant shall at all times protect, indemnify, defend and hold Landlord and its officers, directors, shareholders, partners and beneficiaries harmless against and from any and all claims, including workmen's compensation claims, losses, costs, damages or expenses arising out of or from or relating to any occurrence on or about the Premises causing injury to any person or damage to property whomsoever or whatsoever; and shall protect, indemnify, defend and hold all of them harmless against and from any and all claims and against and from any and all losses, costs, damages and expenses arising out of any failure of Tenant in any respect to comply with or perform all the requirements and provisions hereof, and Tenant shall defend at its expense any such claims against said persons and entities.

         9. Non-Liability of Landlord. (a) Landlord shall be not liable for any damage occasioned by failure to keep the Premises in repair, nor for any damage done or occasioned by or from plumbing, gas, water, sprinkler, steam or other pipes or sewerage or the bursting, leaking or running of any pipes, tank or plumbing fixtures, in, above, upon or about Premises or any building or improvement thereon, nor for any damage occasioned by water or ice being upon or coming through the roof, skylights, trap doors or otherwise, nor for any damages arising from act or neglect of any owners or occupants of adjacent or contiguous property.

         (b) The term "Landlord" as used herein shall mean only the owner or owners at the time in question or at issue of the fee title to, or a lessee's interest in a ground lease of, the Premises. Except as otherwise provided herein, in the event of a transfer of such title or interest, Landlord herein named (and in case of any subsequent transfers, the then grantor) shall be relieved from and after the date of such transfer of all liability with respect to Landlord's obligations thereafter to be observed or performed, provided that any funds in the possession of Landlord, or the then grantor at the time of such transfer, in which Tenant has an interest, shall be delivered or credited to

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the grantee. The obligations contained in this Lease to be performed or observed by Landlord shall, subject to the foregoing, be binding on Landlord's successors and assigns, but only during their respective periods of ownership.

         10. Taxes, Utilities and Operating Expenses. (a) Tenant shall contract for and pay to either Landlord on demand or the governmental entities and utility companies directly, in addition to the Base Rent above specified, all real estate taxes and assessments of every kind and nature whatsoever, water rents, gas, electric, light and power bills taxed, consumed by Tenant or levied or charged against the Premises during the Term of this Lease; and in the event said real estate taxes and assessments, water rents and bills for gas, electric, light and power and such other costs and expenses shall not be paid when due, Landlord shall have the right, but not the obligation, to pay the same, which amounts so paid, together with any sums paid by Landlord to keep the Premises in a clean and healthy condition as required hereby, shall be so much additional Base Rent and shall be payable with the installment of Monthly Base Rent next due thereafter.

         (b) Tenant shall pay to Landlord, or reimburse Landlord for, specific or general taxes or excises on rents or other income from the Premises and specific or general gross receipts taxes or excises on rents or other income from the Premises.

         (c) Tenant acknowledges and agrees that this Lease is intended to be a so-called "net lease" in that it is to be completely carefree to Landlord, except as expressly stated otherwise herein; and that Landlord is not responsible during the Term for any costs, charges, expenses or outlays of any nature whatsoever arising from or relating to the Premises, or the use or occupancy thereof, or the contents thereof, or the business carried on therein; and furthermore, Tenant shall pay all charges, expenses, costs, and outlays of every nature and kind relating to the Premises, except as otherwise expressly stated in this Lease.

         (d) Prior to Tenant entering into any agreement with any third party for any maintenance or repair of any part of the Premises, Tenant shall submit the name thereof to Landlord for its prior written approval not to be unreasonably withheld.

         11. Access to Premises. Tenant shall allow Landlord access to the Premises at all times during normal business hours for the purpose of examining or exhibiting the same, or to make any


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repairs Landlord so elects or alterations  thereto which Landlord may reasonably see fit to make.

         12. Holding Over. Tenant shall, at the expiration or sooner termination of this Lease by lapse of time or otherwise, yield up immediate possession of the Premises to Landlord, and failing to do so, shall pay as liquidated damages for the whole time such possession is withheld, the sum of Five Hundred Dollars ($500) per calendar day; provided, however, the provisions of this paragraph shall not be held as a waiver by Landlord of any right of re-entry as hereinafter set forth; nor shall the receipt of said rent or any part thereof, or any other act in apparent affirmance of tenancy, operate as a waiver of the right to terminate this Lease and the Term hereby granted for the period still unexpired for a breach of any of the covenants contained herein.

         13. Fire and Casualty. In the event the Premises or any part thereof shall be rendered untenantable during any portion of the Term of this Lease by fire or other casualty, Landlord, at its option, may terminate this Lease or require Tenant, at is cost and expense, to repair the same within 180 days thereafter. If Tenant is required to repair the Premises, this Lease shall remain in effect, provided such repairs are completed within said time. If Tenant shall not repair the Premises within said time, then at the end of such time, the Term hereby created shall terminate. If this Lease is terminated by reason of fire or other casualty as herein specified, Base Rent shall be apportioned and paid to the date of such fire or other casualty.

         14. Signs. Tenant may place signs on or about the Premises and may remove the same; provided, however, that Tenant receives any required governmental approvals therefor and the placement of such signs shall in no way impair or damage any structure of the Premises. All signs shall be removed by Tenant, without damage to the Premises, and at its cost, upon the expiration of the Term or the termination of this Lease. Tenant shall comply with all codes, zoning and other applicable ordinances and all other laws and regulations with respect to the size, placement and appearance of such signs prior to the installation thereof.

         15. Repairs. Except as otherwise provided herein, Landlord shall have no obligation to perform any repairs or replacements to or of the Premises or to incur any expense for replacing or repairing any improvements on or comprising the Premises. Tenant shall keep the Premises, including all improvements, fixtures and appurtenances thereon and therein, in good repair, replacing all broken glass with glass of the same size and quality as that broken, and will replace all damaged equipment and fixtures with


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others  of equal  quality,  and shall  keep the  Premises,  including  adjoining alleys, if any, in a clean and healthful condition and in compliance with all conditions, covenants and restrictions affecting the Premises and all applicable municipal zoning codes and ordinances, governmental regulations and laws, all at Tenant's sole cost and expense. Upon the expiration of the Term or sooner termination of this Lease, Tenant shall yield up the Premises to Landlord in good condition and repair, loss by ordinary wear excepted, and shall deliver the keys therefor at the place of payment of Monthly Base Rent. Except as otherwise provided herein, Tenant hereby assumes the full and sole responsibility for all repairs to, and for any condition, operation, maintenance and management of, the Premises as of the date hereof and throughout the Term of this Lease. If Tenant does not make repairs as required hereunder promptly and adequately, Landlord may, but is not obligated to, make such repairs and pay the costs thereof, and such costs shall be so much additional Base Rent immediately due from and payable by Tenant to Landlord upon demand therefor.

         16. Environmental Concerns. (a) As used herein, the term "Hazardous Material" shall mean any substance or material which has been determined by any state, federal or local governmental authority to be capable of posing a risk of injury to health, safety or property, including all of those materials and substances designated as hazardous or toxic by the county in which the Premises are located, the U.S. Environmental Protection Agency, the Consumer Product Safety Commission, the U.S. Food and Drug Administration, the Arizona Department of Environmental Quality, or any other governmental agency now or hereafter authorized to regulate materials and substances in the environment.

         (b) Tenant agrees not to introduce any Hazardous Material in, on or adjacent to the Premises without (i) obtaining Landlord's prior written approval, (ii) providing Landlord with thirty (30) days prior written notice of the exact amount, nature and manner of intended use of such Hazardous Material, and (iii) complying with all applicable federal, state and local laws, rules, regulations, policies and authorities relating to the storage, use, disposal and clean up of Hazardous Material, including, but not limited to, the obtaining of all proper permits.

         (c) Tenant shall immediately notify Landlord of any inquiry, test, investigation or enforcement proceeding by, against or directed at Tenant or the Premises concerning any Hazardous Material. Tenant acknowledges that Landlord, as the owner of the Premises, shall have the right, at its election, in


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its own name or as Tenant's agent, to negotiate, defend, approve, and appeal, at
Tenant's expense, any action taken or order issued with regard to a Hazardous Material by any applicable governmental authority.

         (d) If Tenant's storage, use or disposal of any Hazardous Material in, on or adjacent to the Premises results in any contamination of the Premises, the soil, surface or groundwater thereunder or the air above and around the Premises
(i) requiring remediation under federal, state or local statutes, ordinances, regulations or policies, or (ii) at levels which are unacceptable to Landlord, in Landlord's sole and absolute discretion, Tenant shall clean-up the contamination immediately, at Tenant's sole cost and expense. Tenant further agrees to indemnify, defend, protect and hold Landlord harmless from and against any claims, suits, causes of action, fines, penalties, costs, damages, loss and fees, including attorneys' fees and costs, arising out of or in connection with
(i) any clean-up work, inquiry or enforcement proceeding relating to Hazardous Material currently or hereafter used, stored or disposed of by Tenant or its agents, employees, contractors, licensees or invitees on or about the Premises, and (ii) the use, storage, disposal or release by Tenant of its agents, employees, contractors, licensees or invitees of any Hazardous Material on or about the Premises.

         (e) Notwithstanding any other right of entry granted to Landlord under this Lease, Landlord shall have the right to enter the Premises or to have consultants enter the Premises throughout the Term at reasonable times during business hours for the purposes of determining: (1) whether the Premises are in conformity with federal, state and local statutes, regulations, ordinances and policies, including those pertaining to the environmental condition of the Premises; (2) whether Tenant has complied with all of its obligations hereunder; and (3) the corrective measures, if any, required of Tenant to ensure the safe use, storage and disposal of Hazardous Material. Tenant shall provide access and reasonable assistance for such inspections. Such inspections may include, but are not limited to, entering the Premises with machinery for the purpose of obtaining laboratory samples. Landlord shall not be limited in the number of such inspections during the Term. If, during such inspections, it is found that Tenant's use of Hazardous Material constitutes a violation of this Lease, Tenant shall reimburse Landlord for the cost of such inspections within ten (10) days of receipt of a written demand therefor. If such consultants determine that the Premises are contaminated with Hazardous Material or in violation of any applicable environmental law, Tenant shall, in a timely manner, at its expense, remove such Hazardous Material or otherwise comply with the recommendation of

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such  consultants to the reasonable  satisfaction of Landlord and any applicable governmental agencies. If Tenant fails to do so, Landlord, in its sole discretion, may, in addition to all other remedies available to Landlord under this Lease and at law and in equity, cause the violation or contamination to be remedied at Tenant's sole cost and expense. The right granted to Landlord herein to inspect the Premises shall not create a duty on Landlord's part to inspect the Premises, or liability of Landlord for Tenant's use, storage or disposal of Hazardous Material, it being agreed and acknowledged that Tenant shall be solely responsible for all liability in connection therewith.

         (f) Tenant shall surrender the Premises to Landlord upon the expiration or earlier termination of this Lease free of Hazardous Material and in a condition which complies with all governmental statutes, ordinances, regulations and policies, recommendations of consultants hired by Landlord, and such other reasonable requirements as may be imposed by Landlord.

         (g) Tenant's obligations hereunder and all indemnification obligations of Tenant under this Lease shall survive the expiration or earlier termination of this Lease.

         17. Insurance. (a) Tenant covenants and agrees that it shall at all times during the Term of the Lease, at its own cost and expense, carry and maintain general liability insurance, including contractual liability insurance, and property damage insurance for personal injury, death or property damage, or destruction of property, occurring in, on or about the Premises with limits not less than One Million Dollars ($1,000,000.00) per occurrence or in such greater amounts as Landlord may reasonably require from time to time. Tenant shall also carry workmen's compensation insurance as required by law and such other insurance in such amounts as Landlord may reasonably require from time to time.

         (b) Tenant, at its expense, shall at all times during the Term of this Lease keep the Premises and insured against loss by fire or any other casualty, with extended coverage, for 100% of the full replacement cost therefor, and vandalism and malicious mischief coverage, and shall keep all such insurance in full force and effect during the entire Term of this Lease.

         (c) The foregoing insurance shall be in companies authorized to do business in the State of Arizona and in form, substance and amount (where not stated above) satisfactory to Landlord and any mortgagee or beneficiary of Landlord. The foregoing insurance shall specify Landlord, its successors, mortgagee, trustee, beneficiary and assigns as additional


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insureds or payment of loss thereunder to Landlord,  its successors,  mortgagee, trustee, beneficiary or assigns. Policies or certificates evidencing such insurance shall be delivered to Landlord within thirty (30) days after the execution of this Lease, and renewals thereof shall be delivered to the Landlord at least thirty (30) days prior to the expiration dates of the respective policies. In the event Landlord at any time shall cause a mortgage or deed of trust to be placed against the Premises, Landlord shall be entitled to have all appropriate insurance policies called for in this Lease endorsed with a standard mortgagee loss payable clause, making losses, if any, payable to the mortgagee or trustee or beneficiary as their interests may appear. Each of said policies shall provide that Landlord be provided with thirty (30) days' advance notice of intent to cancel the same.

         (d) In the event Tenant shall at any time fail, neglect or refuse to procure insurance required hereunder or pay the premium costs as hereinbefore provided therefor, or to provide Landlord upon demand with evidence of insurance as required herein, then Landlord may at its discretion procure or renew such insurance, and any amounts paid therefor by Landlord shall be so much additional rent due from Tenant to Landlord to be paid along with the next installment of Monthly Base Rent hereunder, with interest at the rate of eighteen percent (18%) per annum from the date of payment thereof by Landlord until the repayment thereof to Landlord by Tenant.

         (e) Notwithstanding the foregoing, Landlord may during the Term of this Lease keep the improvements of the Premises insured against loss by fire or any other casualty with such extended coverage and in such amounts as Landlord may reasonably deem necessary from time to time. In such event, Tenant shall pay Landlord upon demand the annual premium costs for such insurance.

         18. Assignment or Subletting. Tenant shall not transfer, convey, assign, encumber or hypothecate any interest in this Lease or in the Premises or sublease all or any part thereof, or allow any other person or entity to occupy or use all or any part of the Premises without first obtaining Landlord's prior written consent, which may be withheld by Landlord in its sole discretion. Any transfer or a series of transactions resulting in the transfer of control of Tenant, other than by reason of death, shall be deemed to be an assignment and transfer of Tenant's interest under this Lease for purposes of this Section 19. The term "control", as used herein shall mean the power to directly or indirectly direct, or cause a direction of, the management and policies of Tenant.


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         19.  Condemnation.  (a) If the whole of the Premises  shall be taken or condemned for a public or quasi-public use or purpose by a competent authority, or if a portion of the Premises shall be so taken that as a result thereof the balance of either cannot be used for the same purpose and with substantially the same utility to Tenant as immediately prior to such taking, or if the taking is material and substantial and Landlord elects to terminate this Lease (Landlord is hereby given such right to terminate), which election shall be made by giving written notice thereof to Tenant within thirty (30) days after delivery of possession to the condemning authority, then in any of such events, the Term of this Lease shall terminate upon delivery of possession to the condemning authority, and any award, compensation or damages (hereinafter referred to as the "Award") shall be paid to and be the sole property of Landlord, whether the Award shall be made as compensation for diminution of the value of the leasehold estate or the fee of the Premises or otherwise; and Tenant hereby assigns to Landlord all of Tenant's right, title and interest, if any, in and to the Award. Tenant shall continue to pay rents and other charges hereunder until the Lease is terminated and any impositions and insurance premiums prepaid by Tenant or any unpaid impositions or other rents and charges which accrue prior to the termination, shall be adjusted between the parties hereto.

         (b) Notwithstanding anything to the contrary set forth in this Lease, in the event that one or more of the following are taken through condemnation, Tenant may terminate this Lease upon thirty (30) days' prior written notice to
Landlord:

         (i) ten percent (10%) or more of the usable square feet of the Premises; or

         (ii) a lesser portion of the Premises that, if taken, would materially and adversely affect Tenant's use and occupancy of the Premises for the uses set forth in Paragraph 6 hereof.

         (c) Notwithstanding anything to the contrary set forth in this Lease, if any part of the Premises is taken by condemnation and this Lease is not terminated, Rent shall be proportionately reduced, Landlord shall, at Landlord's sole expense, accomplish all necessary restoration to the Premises resulting from the Condemnation and Rent shall be abated for the portion of the remaining Premises not usable by Tenant until Landlord completes the restoration.

         20. Default. (a) The following events are hereby defined as "Events of Default":

                  (1) The failure of Tenant to pay an installment of rent or to make any other payments or deposits of money as required hereunder when due if the failure continues for five (5)


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days after written notice of the failure from the Landlord to the Tenant; or

                  (2) The failure of Tenant to perform or observe any of the other covenants, conditions and agreements of this Lease on the part of Tenant to be performed or observed, and the continuance of such failure for a period of twenty (20) days after notice in writing thereof (which notice shall specify the respect in which Landlord contends that Tenant has failed to perform or observe any of such covenants, conditions and agreements) from Landlord to Tenant; or

                  (3) (i) The filing of an application by Tenant for, or a consent to, the appointment of a receiver, trustee or liquidator of itself or of all its assets; or

                  (ii) The filing by Tenant of a voluntary petition in bankruptcy or the filing of a pleading in any court of record admitting in writing its inability to pay its debts as they come due; or

                  (iii) The making by Tenant of a general assignment for the benefit of creditors; or

                  (iv) The filing by Tenant of an answer admitting the material allegations of, or its consenting to, or defaulting in answering a petition against it in any bankruptcy proceeding; or

                  (4) The entry of an order, judgment or decree by any court of competent jurisdiction adjudicating Tenant a bankrupt, or appointing a receiver, trustee, or liquidator of it or all of its assets; or

                  (5) The abandonment or vacation of the Premises by Tenant or the failure of Tenant to carry on its business at the Premises for a period of five (5) consecutive days.

         (b) Landlord may treat any one or more Events of Default defined above as a breach of this Lease and thereupon, at its option, Landlord may have and exercise, in addition to all other remedies provided by law or in equity, any one or more of the following remedies:

                  (1) Landlord may terminate this Lease and the Term created hereby in which event Landlord may forthwith repossess the Premises and be entitled

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                           to recover  forthwith as damages a sum of money equal
                           to the value of the rent and other sums provided to be paid by Tenant due and owing prior to the date of such termination, and any other sum of money and damages due or to become due to Landlord from Tenant; or

                  (2) Landlord may terminate Tenant's right of possession only and may repossess the Premises by forcible entry and detainer suit, or otherwise, without demand or notice of any kind to Tenant (except as hereinabove expressly provided) and without terminating this Lease, in which event Landlord may, but shall be under no obligation so to do, relet all or any part of the Premises for such rent and upon such terms as shall be satisfactory to Landlord (including the right to relet the Premises for a term greater or lesser than that remaining under the Term of this Lease and the right to relet the Premises as a part of a larger area and the right to change the character or use made of the Premises). For the purpose of such reletting, Landlord may make such repairs, changes, alterations or additions in or to the Premises which may be necessary or convenient. If Landlord shall fail or refuse to relet the Premises, then Tenant shall pay to Landlord as damages a sum equal to the amount of the rent reserved in this Lease for such period or periods. If the Premises are relet and a sufficient sum shall not be realized from such reletting after paying all of the costs and expenses of repairs, changes, alterations and additions and the expense of such reletting, and the collection of the rent accruing therefrom, to satisfy the rents and other charges above provided to be paid, Tenant shall satisfy and pay any such deficiency upon demand therefor from time to time; and Tenant agrees that Landlord may file suit to recover any sums falling due under the terms of this paragraph and any other sums due under this Lease from time to time, and that any suit or recovery of any portion due Landlord hereunder shall be no defense to any subsequent action brought for any amount not theretofore reduced to judgment in favor of Landlord.

         (c) Each right, power and remedy of Landlord provided for in this Lease shall be cumulative and concurrent and shall be in


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addition to every other right,  power or remedy now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or commencement of the exercise by Landlord of any one or more of the rights, powers or remedies provided for in this Lease or now or hereafter existing at law or in equity, or by statute or otherwise, shall not preclude the simultaneous or later exercise by Landlord of any or all such other rights, powers or remedies.

         21. Subordination. (a) This Lease, at Landlord's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation for security now or hereafter placed upon the Premises and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. If Landlord or any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of a mortgagee, deed of trust or ground lease, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

         (b) Tenant shall execute any documents required to effectuate such subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be (including, without limitation, a Subordination, Non-Disturbance and Attornment Agreement in the standard form used by Landlord's lender), and failing to do so within ten (10) days after written demand therefor, does hereby make, constitute, and irrevocably appoint Landlord as Tenant's attorney in fact and in Tenant's name, place and stead, to do the same. Upon Tenant's written request to Landlord, Landlord shall request that its lender issue to Tenant a non-disturbance agreement on such lender's standard form; provided, however, the failure of such lender to issue a non-disturbance agreement shall in no way affect Tenant's obligations under this Lease.

         22. Notices. Notices and demands required or desired to be given hereunder shall be given by personal delivery or be sent by certified mail, postage prepaid, return receipt requested, addressed, if to Landlord, at the address at which the last rental payment was made or required to be made, and if to Tenant, addressed to Tenant at the Premises, or such other address as was last specified respectively by notice by Landlord or Tenant. Notices and demands shall be deemed to have been given when mailed or, if made by personal delivery, then upon such delivery.


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         23. Estoppel Certificate by Tenant.  Tenant agrees at any time and from time to time, upon not less than five (5) days prior written request by Landlord, to execute, acknowledge and deliver to Landlord a statement in writing in form and content requested by Landlord or its lender or potential purchaser of the Premises certifying that this Lease is unmodified and that no default exists hereunder (except as shall be specified and which are known to Tenant), and also certifying the dates to which the rents and other charges have been paid in advance, if any, and such other matters so requested; it being intended that any such statement delivered pursuant to this section may be relied upon by any prospective purchaser of the fee or a mortgagee, trustee, beneficiary or assignee of the Premises.

         24. Mortgagee Protection. (a) If, in connection with obtaining financing for the Premises or any portion thereof, Landlord's lender shall request reasonable modifications to this Lease as a condition to such financing, Tenant shall not unreasonably withhold, delay or defer its consent to such modifications, provided such modifications, do not materially adversely affect Tenant's rights under this Lease.

         (b). Tenant shall give to any trust deed or mortgage holder ("Holder"), by prepaid certified mail, return receipt requested, at the same time as it is given to Landlord, a copy of any notice of default given to Landlord, provided that prior to such notice Tenant has been notified, in writing, (by way of notice of assignment of rents and leases, or otherwise) of the address of such Holder. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then notwithstanding any other terms or conditions hereof, the Holder shall have an additional thirty
(30) days after the expiration of such period, or after receipt of such notice from Tenant (if such notice to the Holder is required by this Section 38), whichever shall later occur, within which to cure such default, or if such default cannot be cured within that time, then such additional time as may be necessary if within such thirty (30) days, any Holder has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings, if necessary, to effect such cure), in which event this Lease shall not be terminated.

         25. Joint and Several Obligation. In the event more than one party or person is the "Tenant" under this Lease, the obligation to pay rent and perform and observe all of the other covenants, conditions and provisions of this Lease shall be deemed to be the joint and several obligation of all of said parties.


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         26.  Captions and Headings.  The captions and headings  throughout this
Lease are for convenience and reference only, and shall in no way be held or deemed to define, limit or construe any of the provisions of this Lease.

         27. Entire Agreement. This Lease supersedes any and all agreements between the parties hereto regarding the Premises and sets forth the entire agreement between the parties hereto with respect to the same and shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, heirs, successors and assigns.

         28. Amendments. None of the provisions of this Lease shall in any manner be altered, waived, modified, changed or abandoned except by a written instrument executed by each of the parties hereto.

         29. No Rent Deduction or Set Off. Tenant's covenant to pay Base Rent is and shall be independent of each and every other covenant of this Lease. Tenant agrees that any claim by Tenant against Landlord shall not be deducted from Base Rent nor set off against any claim for Base Rent in any action.

         30. Rent After Notice or Suit. It is further agreed by the parties hereto that after the service of notice, or the commencement of a suit or after final judgment for possession of the Premises, Landlord may receive and collect any rent due, and the payment of said rent shall not waive or affect said notice, suit, or judgment.

         31. Plurals; Successors. The words "Landlord" and "Tenant" wherever herein used shall be construed to mean "Landlords" and "Tenants" in the event more than one person or entity constitutes either party to this Lease; and all the covenants and agreements contained herein shall be binding upon, and inure to the benefit of, their respective successors, heirs, executors, administrators and assigns. In the event Landlord or any successor owner of the Premises or the Project shall convey or otherwise dispose of all or any portion thereof to another person or entity, such other person or entity shall in its own name thereupon be and become the "Landlord" hereunder and shall assume fully and be liable for all liabilities and obligations of this Lease to be performed by Landlord that first arise after the date of conveyance, and such original Landlord or successor owner shall, from and after the date of conveyance, be free of all liabilities and obligations not then incurred.

         32. Landlord's Lien. Landlord shall have a first lien upon any and all rents from permitted subtenants or assignees of


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

Tenant, if any, upon the interest of Tenant under this Lease, and upon all personal property and fixtures of Tenant located in or upon the Premises, to secure the payment of all rent and other obligations due under this Lease.

         33.  Rules  and  Regulations.   Tenant  shall  observe  all  rules  and
regulations reasonably promulgated by Landlord from time to time, and all changes thereto upon notice thereof.

         34. Landlord's Expenses. Tenant shall pay on demand Landlord's expenses, including reasonable attorney's fees, expenses and administrative hearing and court costs incurred either directly or indirectly in enforcing any obligation of Tenant under this Lease, in curing any default by Tenant hereunder, in connection with appearing, defending or otherwise participating in any action or proceeding arising from the filing, imposition, contesting, discharging or satisfaction of any lien or claim for lien, in defending or otherwise participating in any legal proceedings initiated by or on behalf of Tenant wherein Landlord is not adjudicated to be in default under this Lease, or in connection with any investigation or review of any conditions or documents in the event Tenant requests Landlord's approval or consent to any action of Tenant which may be desired by Tenant or required of Tenant hereunder.

         35: Ownership, Authority and Quiet Enjoyment. Notwithstanding anything to the contrary set forth in this Lease, Landlord represents and warrants that it is the true and lawful owner of the Building, the Premises and the real property upon which the Building is located, that Landlord is lawfully empowered to enter into this Lease and that so long as Tenant shall perform all of Tenant's covenants and obligations hereunder, Tenant shall have and enjoy quiet and peaceable possession of the Premises from and after Landlord's delivery of the Premises to Tenant and until the end of the Lease Term.

         36: Ownership of Alterations. Tenant may remove any alterations, improvements, signs, fixtures or equipment that it installs or places in, on or about the Premises from time to time. Tenant shall be entitled to all depreciation, amortization and other tax benefits with respect thereto. Tenant must repair any damage to the Premises caused by that removal. By written notice to Tenant at least either sixty (60) days before expiration of the Lease Term or fifteen (15) days after any earlier termination of this Lease, Landlord may require Tenant, at Tenant's sole expense, to remove any alterations that cannot be used for ordinary general office purposes and restore the Premises to their configuration and condition before the alterations were made (unless Landlord previously notified Tenant

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

that such removal would not be required). If Tenant fails to complete that restoration before expiration of the Lease Term or, in the case of earlier termination, within fifteen (15) days after written notice from Landlord requesting the restoration, Landlord may do so and charge the cost of the restoration to Tenant. On the written request of Tenant, Landlord shall promptly inform Tenant in writing whether Landlord considers a particular alteration or proposed alteration to be usable for ordinary general office purposes.

         37: Landlord Indemnity. Notwithstanding anything to the contrary set forth in this Lease, Landlord shall (i) be liable for any and all injury, interference, cost, expense, loss and/or damage caused to Tenant and/or any one of Tenant's agents, employees, representatives or invitees as a result of Landlord's (a) negligent acts or omissions, (b) willful misconduct or (c) repairs, restorations or maintenance which materially and adversely interfere with Tenant's use of the Premises and (ii) indemnify and hold harmless each of Tenant and/or any one of Tenant's agents, employees, representatives or invitees for all such injury, interference, cost, expense, loss and/or damage.

         38. Hazardous Material. Notwithstanding anything to the contrary set forth in this Lease, Landlord warrants and represents to Tenant that, to the best of Landlord's actual knowledge without independent investigation or inquiry, as of the effective date of the Lease:

         (a) there has been no release onto or under the Premises of any Hazardous Material;

         (b) the Premises contain no PCBs, PCB-contaminated electrical equipment or asbestos- containing materials; and

         (c) Landlord has received no notice of any inquiry, investigation, proceeding or claim by any government agency or other person regarding the presence of Hazardous Material on, under or about the Premises.

Notwithstanding anything to the contrary set forth in this Lease, if, during the Lease Term (including any extensions), either Landlord or Tenant becomes aware of (a) any actual or threatened release of any Hazardous Material on, under or about the Premises or (b) any inquiry, investigation1 proceeding or claim by any government agency or other person regarding the presence of Hazardous Material on, under or about the Premises, that party shall give the other party written notice of the release or investigation within five (5) days after learning of it and shall simultaneously furnish to the other party copies of any claims, notices of violation, reports or other writings received by the party providing notice that concerns the release or investigation.


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         39. Hazardous  Material.  Notwithstanding  anything to the contrary set forth in this Lease, Landlord and Tenant shall, at that party's sole expense and with counsel reasonably acceptable to the other party, indemnify, defend and hold harmless the other party and the other party's shareholders, directors, officers, employees, partners, affiliates, agents and successors with respect to all losses arising out of or resulting from the release of any Hazardous Material in or about the Premises by that party or that party's agents, assignees, sublessees, contractors or invitees. This indemnification includes all losses, costs of characterization, costs of removal, remedial actions, repairs, liabilities, obligations, penalties, fines, claims, actions (including remedial or enforcement actions of any kind and administrative or judicial proceedings, orders or judgments), damages (including consequential and punitive damages) and costs (including attorney, consultant and expert fees and expenses) resulting from the release. This indemnification shall survive the expiration or termination of this Lease.

         40: Tenant Repairs.

Subject to anything else to the contrary set forth in this Lease, Tenant shall, at Tenant's sole expense, repair and maintain in good order and condition (reasonable wear and tear excepted):

         (a) the nonstructural portions of the Premises but including parking lot surfaces;

         (b) all portions of the Premises, including those listed under the responsibility of the Landlord that were damaged by the Tenant or Tenant's employee, agent, or visitor.

         (c) all Premises Systems (as below defined).

"Premises Systems" means all systems and equipment that serve only the Premises.

         41: Landlord Repairs.

Subject to anything else to the contrary set forth in this Lease, Landlord shall, at Landlord's sole expense, repair and maintain in good order and condition (reasonably wear and tear excepted):

         (a) the structural portions of the Premises except as those described in Paragraph 40(b);

         (c) the exterior portions of the real property and the improvements collectively constituting the Premises except as those described in Paragraph 40.


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         42.  Governing  Law. The laws of the State of Arizona  shall govern and control the validity, construction, performance and enforcement of this Lease.

         43. Severability. Wherever possible each provision of this Lease shall be interpreted in such manner as to be effective and valid under applicable law. In the event any provision of this Lease shall be prohibited by or held invalid or unenforceable under applicable law, such provision shall be ineffective to the extent of such prohibition, invalidity or unenforceability, without affecting the remainder of such provision or the remaining provisions of this Lease.

         44. Official Notice. Tenant shall promptly deliver to Landlord copies of any and all notices received from any governmental authority or agency relating to or affecting the Premises.

         45. Termination of Prior Leases. Any and all prior leases by and between Landlord and Tenant (or any predecessor thereof) relating to the Premises are hereby terminated and are no longer of any force or effect.

         IN WITNESS WHEREOF, the parties have executed this Lease as of the date first above written.

"LANDLORD"                              "TENANT"

/s/ Michael A. Edwards
----------------------------            Adept Technology, Inc. a
Michael A. Edwards                      California corporation



/s/ Diane L. Edwards                    By: /s/ Michael W. Overby
----------------------------                -----------------------
Diane L. Edwards
                                        Title: CFO
                                               --------------------


Lease for 2575 N. Dragoon, Tucson, AZ
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                                   EXHIBIT A

The premises is a free-standing building and grounds located at 2575 N. Dragoon, Tucson, Pima County, Arizona with a legal description of: LOT 9 OF CENTER POINTE COMMERCE CENTER ACCORDING TO THE MAP RECORDED IN BOOK 49 OF MAPS, PAGE 84, RECORDS OF PIMA COUNTY, ARIZONA



Lease for 2575 N. Dragoon, Tucson, AZ
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